UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2016
CATERPILLAR INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)
1-768 (Commission File Number)	37-0602744 (IRS Employer Identification No.)
100 NE Adams Street, Peoria, Illinois (Address of principal executive offices)	61629 (Zip Code)
Registrant's telephone number, including area code: (309) 675-1000
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 8, 2016, the Board of Directors (the “Board”) of Caterpillar Inc. (the “Company”) approved and adopted amended and restated Bylaws (the “Amended and Restated Bylaws”), which became effective immediately upon the Board’s approval. The Amended and Restated Bylaws, among other things:

•	remove the mandate that the chief executive officer and chairman of the board positions be combined;

•	clarify that the independent directors shall appoint from their number a presiding director if the chairman of the board is not an independent director;

•	revise the number of directors required to call a special meeting of the board of directors from any two directors to a majority of the board of directors; and

•	add the presiding director and the chief executive officer as persons authorized to call a special meeting of the board of directors.
The foregoing summary of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws.  The Amended and Restated Bylaws and a copy marked to show changes are attached as Exhibits 3.1 and 3.2 respectively. Exhibit 3.1 is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) The Company’s 2016 annual meeting of stockholders was held on June 8, 2016.

(b) Set forth below are the voting results for each of the matters submitted to a vote of the Company’s stockholders.

Proposal 1 – Company Proposal - Election of Directors
All nominees for election to the Company’s board of directors named in the Proxy Statement were elected, each to a one-year term, with the following vote:

	For	Against	Abstain	Broker Non-Votes
David L. Calhoun	378,689,400	5,728,895	1,823,007	124,214,923
Daniel M. Dickinson	375,023,481	9,412,660	1,805,161	124,214,923
Juan Gallardo	373,877,317	10,478,096	1,885,889	124,214,923
Jesse J. Greene, Jr.	377,159,135	7,081,933	2,000,234	124,214,923
Jon M. Huntsman, Jr.	377,888,857	6,744,250	1,608,195	124,214,923
Dennis A. Muilenburg	374,960,207	9,502,984	1,778,111	124,214,923
Douglas R. Oberhelman	367,138,078	15,426,547	3,676,677	124,214,923
William A. Osborn	371,860,467	12,537,812	1,843,023	124,214,923
Debra L. Reed	371,612,808	12,971,881	1,656,613	124,214,923
Edward B. Rust, Jr.	373,813,522	10,027,482	2,400,298	124,214,923
Susan C. Schwab	377,492,989	6,569,176	2,179,137	124,214,923
Miles D. White	370,217,952	13,465,922	2,557,428	124,214,923

Proposal 2 - Company Proposal - Ratification of the Company’s Independent Registered Public Accounting Firm
The proposal requesting ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2016 was approved with the following vote:

For	Against	Abstain
495,319,697	13,278,058	1,858,470

Proposal 3 - Company Proposal - Advisory Vote on Executive Compensation
The proposal requesting that the stockholders of the Company approve executive compensation, on an advisory basis, was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
358,393,625	24,726,996	3,120,681	124,214,923

Proposal 4 – Stockholder Proposal – Lobbying Report The proposal requesting that the Company provide a report regarding lobbying expenditures and policies was not approved based on the following vote:
For	Against	Abstain	Broker Non-Votes
68,445,890	244,551,949	73,243,463	124,214,923

Proposal 5 - Stockholder Proposal – Stockholder Right to Act by Written Consent
The proposal requesting that the Company permit shareholder action by written consent was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
137,391,392	245,493,537	3,356,373	124,214,923

Proposal 6 - Stockholder Proposal – Independent Board Chairman
The proposal requesting that the Company adopt as policy that the Chairman of the Board be an independent member of the Board was not approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
159,476,904	212,759,178	14,005,220	124,214,923

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

3.1    Bylaws of Caterpillar Inc., as amended and restated on June 8, 2016

3.2    Marked Bylaws of Caterpillar Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CATERPILLAR INC.

June 10, 2016	By:	/s/James B. Buda
James B. Buda
Executive Vice President, Law and Public Policy

EXHIBIT INDEX
Exhibit No.    Description
3.1            Bylaws of Caterpillar Inc., as amended and restated on June 8, 2016

3.2            Marked Bylaws of Caterpillar Inc.